Calamos® Convertible and High Income Fund

Supplement dated December 27, 2010 to Prospectus
dated May 14, 2010, as supplemented on May 14, 2010 and August 31, 2010

On December 22, 2010, the putative class action complaint captioned Rutgers Casualty Insurance Co. v. Calamos, et al. that was previously disclosed in the Fund’s Prospectus Supplement dated August 31, 2010, was re-filed in the Circuit Court of Cook County Illinois (the “Re-Filed Complaint”). The Re-Filed Complaint generally alleges that the Fund’s Board of Trustees breached certain fiduciary duties owed to the common shareholders of the Fund by approving the redemption of the Fund’s Auction Rate Cumulative Preferred Shares at their liquidation preference, and by recapitalizing the Fund with debt-based borrowings that were allegedly less advantageous to the Fund’s common shareholders. The Re-Filed Complaint also alleges that Calamos Asset Management, Inc., the corporate parent of Calamos, aided and abetted the Trustees’ alleged breaches of fiduciary duty and were unjustly enriched as a result. The suit seeks indeterminate monetary and punitive damages from the named defendants, as well as injunctive relief. The Fund believes that the Re-Filed Complaint is without merit, and intends to defend itself vigorously against these charges. The Fund believes that the Re-Filed Complaint does not have any present material adverse effect on the ability of Calamos to perform its obligations under its investment advisory contract with the Fund.

Retain this supplement for future reference

CHYSPT 12/10